SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                        LUND INTERNATIONAL HOLDINGS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:




                        LUND INTERNATIONAL HOLDINGS, INC.

- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 24, 1996
- --------------------------------------------------------------------------------


The annual meeting of stockholders of Lund International Holdings, Inc. (the "Company") will be held at the office of the Company, 911 Lund Boulevard, Anoka, Minnesota, on Thursday, October 24, 1996 at 4:00 p.m. Central Daylight Time, for the following purposes:

1.       To set the number of members of the Board of Directors at five (5).

2.       To elect directors of the Company for the ensuing year.

Only stockholders of record shown on the books of the Company at the close of business on September 11, 1996 will be entitled to vote at the meeting or any adjournment thereof. Each stockholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                     /s/ Kathy R. Smith

                                                     KATHY R. SMITH
                                                     Corporate Secretary


Date:         September 20, 1996
              Anoka, Minnesota



                        LUND INTERNATIONAL HOLDINGS, INC.


- --------------------------------------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 24, 1996

- --------------------------------------------------------------------------------


                                  INTRODUCTION

Your Proxy is solicited by the Board of Directors of Lund International Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on October 24, 1996, at 4:00 p.m., Central Daylight Time, at the office of the Company, 911 Lund Boulevard, Anoka, Minnesota, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

Any stockholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. In the absence of such specification, the Proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

The mailing address of the Company's principal executive office is 911 Lund Boulevard, Anoka, Minnesota 55303. The Company expects this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to stockholders on or about September 20, 1996.


                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed September 11, 1996 as the record date for determining stockholders entitled to vote at the Annual Meeting. At the close of business on September 11, 1996, 4,391,970 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting; however, abstentions and broker non-voters will not be counted toward determining if a majority of the shares of Common Stock has voted affirmatively.


                             PRINCIPAL STOCKHOLDERS

The following table provides information concerning the only persons or entities known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of September 11, 1996:


Name and Address of             Amount and Nature of
Beneficial Owner                Beneficial Ownership(1)       Percent of Class
- ----------------                -----------------------       ----------------

Allan W. Lund
911 Lund Boulevard
Anoka MN 55303                      1,358,601(2)                  30.93 %

Fidelity Management and
Research Company
82 Devonshire Street
Boston MA 02109                       220,000(3)                   5.0 %


- --------------------------------------------------------------------------------

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Includes 200,000 shares held by Lois J. Lund, the spouse of Mr. Lund, as to which Mr. Lund disclaims beneficial ownership.

(3) Based on a Schedule 13G filed with the Securities and Exchange Commission by FMR Corp. and Arthur S. Loring on behalf of themselves, Fidelity Management & Research Company and Fidelity Low-Priced Stock Fund.


                            MANAGEMENT STOCKHOLDINGS

The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table and by all directors, nominees and executive officers as a group, as of September 11, 1996:

Name of Persons or               Amount and Nature of
Identity of Group                Beneficial Ownership(1)        Percent of Class
- -----------------                -----------------------        ----------------

Allan W. Lund                        1,358,601(2)                     30.93 %

James E. Haglund                        29,000(3)                     **

Charles R. Weaver, Jr.                   8,000(4)                     **

David E. Dovenberg                       6,300(5)                     **

William J. McMahon                      50,000(6)                     **

Jay Allsup                              32,000(7)                     **

William H. Toms                         12,000(8)                     **

All directors, nominees and
executive officers as a group
(7 persons)                          1,495,901(9)                     34.06 %


- --------------------------------------------------------------------------------

**       less than 1%
(1)      See Note 1 to the preceding table.

(2)      See Note 2 to the preceding table.

(3) Includes options to purchase 10,000 shares of Common Stock, 2,000 of which are exercisable at $5.50 per share, 2,000 of which are exercisable at $11.625 per share, 2,000 of which are exercisable at $16.00 per share, 2,000 of which are exercisable at $20.625 per share and 2,000 of which are exercisable at $13.50 per share.

(4) Consists of options to purchase 8,000 shares of Common Stock, 2,000 of which are exercisable at $11.625 per share, 2,000 of which are exercisable at $16.00 per share, 2,000 of which are exercisable at $20.625 per share and 2,000 of which are exercisable at $13.50 per share.

(5) Includes options to purchase 6,000 shares of Common Stock, 2,000 of which are exercisable at $16.00 per share, 2,000 of which are exercisable at $20.625 per share and 2,000 of which are exercisable at $13.50 per share.

(6) Consists of options to purchase 50,000 shares of Common Stock which are exercisable at $16.25 per share.

(7) Includes options to purchase 12,000 shares of Common Stock, 3,000 of which are exercisable at $16.125 per share and 9,000 of which are exercisable at $16.00 per share and 15,000 shares which are subject to forfeiture pursuant to his employment agreement.

(8) Consists of options to purchase 12,000 shares of Common Stock which are exercisable at $21.25 per share.

(9)      Includes options to purchase 98,000 shares as set forth in Notes
         (3),(4), (5), (6), (7), and (8) above and 15,000 shares as set forth in
         Note 7 above.


                              ELECTION OF DIRECTORS

PROPOSAL 1.

The Bylaws of the Company provide that the number of directors shall be determined by the stockholders at each annual meeting. The Board of Directors recommends that the number of directors be set at five (5). Each Proxy will be voted for or against such number or not voted at all as directed in the Proxy. The adoption of the resolution to set the number of directors requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting.

PROPOSAL 2.

In the election of directors, each Proxy will be voted for each of the nominees listed herein unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees, with the exception of Mr. McMahon, are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representative for such substitute nominee as is selected by the Board or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting.

The following table provides certain information with respect to the nominees for director.

                                      Current Position(s)     Director          Principal Occupation(s) During
Name of Nominee            Age        with Company            Since             The Past Five Years
- -------------------        ---        -------------------     --------          ------------------------------

Allan W. Lund              66         Chairman of the         1987              Chairman of the Board, Director and
                                      Board and Treasurer                       Executive Officer of the Company
                                                                                since 1965.

William J. McMahon         50         President and Chief        --             President and Chief Executive Officer
                                      Executive Officer                         of Lund International Holdings since
                                                                                1994; Chief Operating Officer of Anagram
                                                                                International, Inc., a manufacturer and
                                                                                distributor of mylar balloons, gift wrap
                                                                                and industrial packaging, from 1991 until
                                                                                1994; President and Chief Executive Officer
                                                                                of Lund International Holdings, Inc. from
                                                                                1988 until 1991.

James E. Haglund           57         Director                1992              President and owner of Central Container
                                                                                Corporation, a designer and manufacturer of
                                                                                corrugated packaging and related items,
                                                                                since 1975; partner in Spectrum Screen
                                                                                Printing, a privately held screen printing
                                                                                company, since 1986.

Charles R. Weaver, Jr.     39         Director                1992              Assistant County Attorney for Anoka,
                                                                                Minnesota since June 1991 and Minnesota
                                                                                State Legislator since January 1988.


David E. Dovenberg         52         Director                1994              Chief Financial Officer of Universal
                                                                                Hospital Services, a provider of movable
                                                                                medical equipment through Pay-Per-Use
                                                                                Equipment Management Programs, since May
                                                                                1988.


                          COMMITTEE AND BOARD MEETINGS

The Company's Board of Directors has an Audit Committee which reviews with the Company's independent accountants the annual financial statements and the results of the annual audit. The Audit Committee members currently are James E. Haglund, Charles R. Weaver, Jr., and David E. Dovenberg. The Audit Committee met three times during the fiscal year ended June 30, 1996.

The Company's Board of Directors has a Compensation Committee which makes recommendations to the Board of Directors as to (i) the salaries of certain executive officers; (ii) bonuses and other incentive arrangements; and (iii) options, pursuant to the Company's employee stock option plans. It also reviews and approves, or makes recommendations to the Board of Directors on, any proposed plan or program for the benefit of any of the Company's executive officers. The Compensation Committee members currently are Christopher A. Twomey, Charles R. Weaver, Jr. and David E. Dovenberg. The Compensation Committee met three times during the fiscal year ended June 30, 1996

The Board does not have a nominating committee.

During fiscal 1996, the Board held five meetings. Each incumbent director attended 75% or more of the meetings of the Boards and of the meetings of Committees of which he was a member.


                              CERTAIN TRANSACTIONS

James E. Haglund, a director of the Company, has ownership interests in entities from which the Company has purchased products manufactured for it. For the fiscal year ended June 30, 1996, the total amount of such purchases was approximately $1,667,982.



                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied.


                               EXECUTIVE OFFICERS

The Company's current Executive Officers are Allan W. Lund, William J. McMahon, Jay M. Allsup, and Kathy R. Smith.

Allan W. Lund, 66, has been Chairman of the Board, a director and executive officer of the Company since 1965.

Mr. McMahon, 50, rejoined the Company in September 1994 as President and Chief Executive Officer. From May 1991 to September 1994, Mr. McMahon served as Chief Operating Officer of Anagram International, Inc., a manufacturer and distributor of mylar balloons, gift wrap and industrial packaging. From 1988 to 1991, Mr. McMahon was President and Chief Executive Officer of Lund International Holdings, Inc. and Lund Industries, Incorporated.

Mr. Allsup, 37, joined the Company in October 1993 as the Director of Finance and was appointed Chief Financial Officer of the Company in June 1994. From April 1989 to October 1993, he was the Chief Financial Officer and Treasurer of Standun, Inc., a manufacturing holding company.

Ms. Smith, 35, joined the Company in May 1989 and from April 1990 to February 1994 served as Executive Assistant to the Chief Executive Officer. Ms. Smith was named Secretary and Investor Relations Manager in February 1994.


                       COMPENSATION OF EXECUTIVE OFFICERS

The following summary Compensation Table shows certain compensation information for the Chief Executive Officer and other officers who received total annual salary and bonuses in excess of $100,000 in fiscal 1996. This information includes the dollar value of base salaries and bonus awards, number of shares of restricted stock granted and certain other compensation, if any.

                                               Annual Compensation   Long Term Compensation

                                                      Other Annual   Restricted     Securities       All Other
Name and Principal             Salary         Bonus   Compensation     Stock        Underlying     Compensation
Position at 06/30/96  Year      ($)            ($)         ($)       Awards ($)   Options/SARs(#)       ($)
- --------------------  ----     ------         -----   ------------   ----------   ---------------  ------------

Allan W. Lund         1996    100,000           --          --            --               --        9,966(2)
Chairman of the Board 1995    250,000       67,500(1)       --            --               --        8,668(2)
                      1994    300,000       90,000(3)       --            --               --        5,192(2)

William J. McMahon    1996    180,000           --          --            --               --        1,800(4)
President and Chief   1995    144,576(5)    65,060(1)       --            --          150,000           --
Executive Officer

Jay M. Allsup         1996     99,737           --          --        54,000(6)            --        2,469(7)
Chief Financial       1995     95,000       25,650(1)   10,000(8)     37,000(9)            --        3,832(10)
Officer               1994     78,557(11)   20,000(3)       --            --           30,000       20,000(12)

William H. Toms       1996    115,000           --          --            --               --        1,084(13)
Vice President of     1995     28,750(14)    7,762          --            --           60,000           --
Operations

- --------------------------------------------------------------------------------------------------------------


(1)      The bonus amounts shown were earned in fiscal 1995 but paid in fiscal
         1996.

(2) The Company maintains life insurance policies on Mr. Lund, for which the Company paid premiums of $180,000 in fiscal 1996, $180,000 in fiscal 1995, and $195,000 in fiscal 1994. Mr. Lund received a taxable benefit of $9,966 in fiscal 1996, $8,668 in fiscal 1995, and $5,192 in fiscal 1994 as a result of such premium payments by the Company. The Company has the right to recover all premiums paid on the policies, or the cash value of the policies, whichever is lower, and has the right to recover any interest earned in the event of the death of Mr. Lund.

(3)      The bonus amounts shown were earned in fiscal 1994 but paid in fiscal
         1995.

(4) In fiscal 1996, an $1,800 payment was made by the Company on behalf of Mr. McMahon to his 401(k) Plan.

(5)      Mr. McMahon joined the Company in September 1994.

(6) Mr. Allsup received a grant of 3,000 shares of Company Common Stock in fiscal 1996 with the aggregate market value shown in the table.

(7) In fiscal 1996, a $2,469 payment was made by the Company on behalf of Mr. Allsup to his 401(k) Plan.

(8) In fiscal 1995, the Company reimbursed Mr. Allsup $10,000 in taxes paid by Mr. Allsup with respect to moving expenses of $20,000 which the Company paid to Mr. Allsup in fiscal 1993.

(9) Mr. Allsup received a grant of 2,000 shares of Company Common Stock in fiscal 1995, with the aggregate market value shown in the table.

(10) In fiscal 1995, a $3,832 payment was made by the Company on behalf of Mr. Allsup to his 401(k) Plan.

(11)     Mr. Allsup joined the Company in October 1993.

(12) The Company paid Mr. Allsup $20,000 with respect to moving expenses in fiscal 1994.

(13) In fiscal 1996, a $1,084 payment was made by the Company on behalf of Mr. Toms to his 401(k) Plan.

(14)     Mr. Toms joined the Company in April 1995.


                              DIRECTOR COMPENSATION

All non-employee directors receive $1,500 per quarter, $500 per meeting attended in person, $100 per meeting attended telephonically and $500 per committee meeting, in addition to out-of-pocket expenses incurred on behalf of the Company. In addition, pursuant to the Company's 1992 Non-Employee Director Stock Option Plan, directors who are serving on the last day of a fiscal year receive options to purchase 2,000 shares of Common Stock, at the fair market value on the date of grant, up to a maximum of options to purchase 10,000 shares.


                              EMPLOYMENT AGREEMENTS

The Company has management agreements with William J. McMahon, Jay M. Allsup, and William H. Toms. The agreements include certain non-disclosure provisions and provide that if the Company terminates the employee without cause, the employee is entitled to a payment equal to six months' base salary. Mr. McMahon's compensation package is detailed in the Compensation Committee Report, below.

Mr. Allsup's compensation for fiscal 1996 included a base salary of $99,737. No short term bonuses were awarded for fiscal 1996. His base salary for fiscal 1997 is $109,710, and he is eligible for a bonus of up to 30% of his base salary, subject to the Company's performance. Mr. Allsup owns 20,000 shares of Common Stock with 15,000 shares being subject to forfeiture pursuant to his employment agreement. Mr. Allsup has also been granted the option to purchase 30,000 shares of Common Stock which are subject to a vesting schedule.

Mr. Toms' compensation for fiscal 1996 consisted of a base salary of $115,000. No short term bonuses were awarded for fiscal 1996. His base salary for fiscal 1997 is $120,750, and he is eligible for a bonus of up to 30% of his base salary, subject to the Company's performance. Mr. Toms has also been granted the option to purchase 60,000 shares of Common Stock which are subject to a vesting schedule.



               AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                        Number of Securities
                                                       Underlying Unexercised        Value of Unexercised in-the-
                                                        Options at Fiscal Year         Money Options at Fiscal
                      Shares Acquired       Value             End (#)                       Year-End ($)
Name                  On Exercise (#)     Realized ($) Exercised/Unexercisable       Exercisable/Unexercisable(1)
- ----                  ---------------     ------------ -----------------------       ----------------------------

Allan W. Lund               --               --               --                                  --

William J. McMahon          --               --           50,000 exercisable                      *
                                                         100,000 unexercisable                    *

Jay M. Allsup               --               --           12,000 exercisable                      *
                                                          18,000 unexercisable                    *

William H. Toms             --               --           12,000 exercisable                      *
                                                          48,000 unexercisable                    *

- ------------------------------------------------------------------------------------------------------------------


(1) As of fiscal year-end, the difference between the exercise price of the options and the value of the common stock underlying the option, as determined using the closing sale price of the Company's common stock on June 30, 1996.

*        None of such options were in-the-money.


                          COMPENSATION COMMITTEE REPORT

The Company's executive compensation program is designed to attract, motivate, reward and retain the management talent needed to achieve its business objectives and maintain its position of leadership in the automotive aftermarket accessory market.

It does this by utilizing competitive base salaries and providing incentives to achieve Company objectives by rewarding executives for exceptional financial performance by the Company.

Accordingly, assessments of both individual and corporate performance influence executives' compensation levels. This includes the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Chief Executive Officer, are based on the same criteria.

There are three major current components of the Company's compensation program:
Base Salary, Short Term Incentive Awards and Long Term Incentive Compensation.

BASE SALARY

A competitive base salary is vital to support the philosophy of management development and career orientation of executives and is consistent with the long-term nature of the Company's business.

Salary levels and adjustments to salaries are a result of competitive positioning (how the Company's salary structure for comparable positions compares with that of other companies), individual annual reviews, as well as business performance and general economic factors. There is no specific weighing of these factors. The Compensation Committee believes that the base salaries of the Company's executive officers are competitive. Executive officers receive an annual performance review and, based upon such review, may receive an adjustment in base salary.

SHORT TERM INCENTIVE AWARDS

Short term incentive awards to executives are granted in cash pursuant to the Company's Short Term Incentive Plan, which recognizes each executive's contributions to the business. The Short Term Incentive Plan, which is adopted annually, sets profitability goals at both minimum and maximum levels.

In adopting the Short Term Incentive Plan, the Compensation Committee considers several factors, including the Company's strong competitive position, the risks and rewards inherent in expanding the Company's product offering and the continued improvement in the Company's performance.

The specific bonus an executive receives is primarily dependent on overall Company performance. While assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills, the Company's philosophy has been that all executive officers should be focused on Company performance, not departmental performance. The Company believes qualities such as team building, rather than particularism, should be rewarded and that this is best accomplished by compensating individuals based on overall Company performance.

No payments were made to Company executives under the Short Term Incentive Plan in fiscal 1996 as the Company did not achieve the threshold level for payment under the plan.


LONG TERM INCENTIVE PLAN

Aligning the interests of the Company's executive officers with those of the stockholders is accomplished through longer term incentives directly related to the improvements in long-term stockholder value. The Compensation Committee believes that it is important for the Company's executive officers to focus not just on short term achievements, but on the long term financial health and development of the Company. Accordingly, in fiscal 1996, incentive stock options were awarded to certain of the Company's executive officers.

MR. MCMAHON'S FISCAL 1996 COMPENSATION

In keeping with its policy, the Compensation Committee reviewed the performance of the Company's Chief Executive Officer for the 1996 fiscal year and agreed on goals and directions for the current fiscal year. In accordance with the Company's Short Term Incentive Plan, Mr. McMahon received no bonus in fiscal 1996. This is in keeping with the Company's philosophy on short-term incentive awards and is reflective of the poorer financial results reported by the Company for the current year. However, the Committee felt that Mr. McMahon's performance during fiscal 1996 was very good and concurred on the goals he had established for the current fiscal year and the direction in which he would be moving the Company. Mr. McMahon's annual base salary for fiscal 1996 was $180,000. His compensation for fiscal 1997 has not yet been determined. After reviewing local, regional and national compensation ranges for Chief Executive Officers of similarly-sized companies, the Compensation Committee determined that Mr. McMahon's base salary remains competitive.


                                          Christopher A. Twomey

                                          David E. Dovenberg

                                          Charles R. Weaver, Jr.



                          SHARE INVESTMENT PERFORMANCE

The following graph shows changes over the past five-year period in the value of $100 invested in (1) the Company's Common Stock; (2) the NASDAQ Index; and (3) an industry group of 50 motor vehicle parts and accessory companies, including the Company. The industry group consists of companies with the same Standard Industrial Classification Code as the Company.

The year-end values of each investment are based on share price appreciated plus dividends paid in cash, assuming the reinvestment of dividends. The calculations exclude trading commissions and taxes.


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                               FISCAL YEAR ENDING
COMPANY                  1991  1992      1993      1994      1995      1996

LUND INTERNAT HOLDINGS   100  258.82    547.06    752.94    952.94    635.29
INDUSTRY INDEX           100  144.14    192.69    198.53    218.22    239.76
BROAD MARKET             100  107.75    132.27    145.05    170.11    214.14



                              STOCKHOLDER PROPOSALS

Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 1997 Annual Meeting must be received by the Company at its office by May 22, 1997, to be considered for inclusion in the Company proxy statement and related proxy for the 1997 Annual Meeting.


                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                                  ANNUAL REPORT

A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1996, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material, except for such financial statements.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1996, TO ANY STOCKHOLDER OF THE COMPANY UPON WRITTEN REQUEST.

REQUESTS SHOULD BE SENT TO THE CORPORATE SECRETARY, LUND INTERNATIONAL HOLDINGS, INC., 911 LUND BOULEVARD, ANOKA, MINNESOTA 55303.


Dated: September 20, 1996
Anoka, Minnesota



                                  FORM OF PROXY

                                    SIDE ONE

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        LUND INTERNATIONAL HOLDINGS, INC.

                Annual Meeting of Stockholders, October 24, 1996



The undersigned hereby appoints Kathy R. Smith and Jay M. Allsup, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of stockholders of Lund International Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Company"), to be held on Thursday, October 24, 1996, at 4:00 p.m., Central Daylight Time, and any adjournment thereof, and thereat to vote the undersigned's shares in the Company.

The Board of Directors recommends that you vote "FOR" the following proposals:

1.       SET THE NUMBER OF DIRECTORS AT FIVE (5):

         FOR __________    AGAINST _____________        ABSTAIN _____________

2. ELECTION OF DIRECTORS: To elect Allan W. Lund, James E. Haglund, Charles R. Weaver, Jr., David E. Dovenberg and William J. McMahon.

         FOR all nominees listed above (except as marked to the contrary below): _______

         WITHHOLD AUTHORITY to vote for all nominees listed above: __________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

                  ----------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement, each dated September 20, 1996.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1. AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        Dated: ___________________________, 1996


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature if held jointly


Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.